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                                                                    EXHIBIT 10F






                                      1999

                               OFFICERS SHORT-TERM

                                 INCENTIVE PLAN












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                        MIDWEST MEDICAL INSURANCE COMPANY
                     1999 SHORT TERM INCENTIVE PLACE DESIGN


    1.   PLAN PARTICIPANTS
         -      President
         -      Senior Vice President
         -      Vice President

    2.   PERFORMANCE MEASURES AND WEIGHTINGS
         -      Combined Ratio             50%
         -      Retention                  20%
         -      Growth                     20%
         -      Budget                     10%

    3.   PLAN TRIGGER
         - The Threshold for Combined Ratio must be attained for the plan to activate and awards to be made under any performance measure.

    4.   PARTICIPATION LEVELS
         -      Tier I   - President
         -      Tier II  - Senior Vice President
         -      Tier III - Vice President

    5.   GOAL/TARGET AWARDS (% OF BASE SALARY)
         -      Tier I                     35%
         -      Tier II                    30%
         -      Tier III                   25%

    6.   AWARD CALCULATIONS
         -      Each performance measure is set up with a series of "cliffs".
         - Performance between "cliffs" would result in an award based on the lower "cliff".
         -      Performance below Threshold will result in no award being made.
         -      Performance beyond Maximum will not increase the award.

                                 Award Summary *

                  Threshold         Goal           Maximum         Attained
                  ---------         ----           -------         --------
    Tier I          15.75%         35.00%           50.75%          40.25
    Tier II         13.50%         30.00%           43.50%          34.50
    Tier III        11.25%         25.00%           36.25%          28.75

    * Assumes all performance measures are Threshold, Goal, Maximum. "Budget" counted only on Goal and Maximum.

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                               MMIC COMBINED RATIO
                               -------------------

Goal based upon actual amounts in the 1999 Business Plan approved by Board

November 11, 1998.


                                              Performance               Award
                            Goal                 Level                  Level
                            ----              -----------               -----
         Maximum            94.9                   85%                   150%
                           103.2                  92.5                   125

         Goal/Target       111.6                 100.                    100

                           120.0                 107.5                    75

         Threshold         128.3                 115.                     50

           (Plan trigger - This threshold combined ratio must be attained to receive any award under the entire plan)


                           COMBINED RATIO TARGET AWARD
                           ---------------------------
                             Tier I       17.50% of salary
                                  II      15.00  of salary
                                  III     12.50  of salary





1999 Actual                106.0%                100%                    100%

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                               MMIC COMBINED RATIO
                                   EXPLANATION

                               (in thousands of $)


                                                     1999        COMBINED         1999          COMBINED
                                                    BUDGET         RATIO         ACTUAL          RATIO
                                                    ------         -----         ------          -----
Direct Premium Earned                               48,000                       52,037
Reinsurance Ceded - Current Year                    (6,400)                      (7,817)
Reinsurance Ceded - Prior Year                       2,041                        5,919
Unearned Premium Adjustment                           (700)                      (3,239)
                                                   -------                      -------
Net Earned Premium                                  42,941                       46,900

Loss & ALAE Incurred                                32,200                       35,543
Losses & ALAE - Additional                           2,138
ULAE Incurred                                        6,111                        6,489
Underwriting Expense Incurred                        7,473                        7,697
                                                   -------                      -------

Total Expenses                                      47,922         111.6         49,729          106.0
                                                   -------                      -------

Net Underwriting Gain (Loss)                        (4,981)                      (2,828)
                                                   =======                      =======

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                                    RETENTION
                                    ---------

Percentage of December 31, 1999 Physician Policies in force which are available for renewal and are retained at the January 1, 2000 renewal. January 1, 2000 retirements and those not offered a renewal policy for Underwriting reasons are not available for renewal.

                                             Performance               Award
                           Goal                 Level                  Level
                           ----              -----------               -----
         Maximum           99.75                 105%                  150%

                           97.38                 102.5                 125

         Goal/Target       95.0                  100.                  100

                           92.63                  97.5                  75

         Threshold         90.25                  95.                   50



                             RETENTION TARGET AWARD
                             ----------------------
                           Tier I        7% of salary
                                II       6  of salary
                                III      5  of salary




1999 Actual                98.6%                 102.5%                125%

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                                     GROWTH
                                     ------

1999 New Business premium written for all lines of business, physician,

hospital, SIR, etc. Excludes new adds to existing accounts.

                                            Performance          Award
                               Goal            Level             Level
                               ----         -----------          -----
                  Maximum    $5,600M            125%              150%

                              5,040M            112.5             125

                  Goal/Target 4,480M            100.              100

                              3,920M             87.5              75

                  Threshold   3,360M             75.               50


                               GROWTH TARGET AWARD
                               -------------------

                             Tier I      7% of salary
                                  II     6  of salary
                                  III    5  of salary



1999 Actual                  $8,588M            125%              150%

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                                     BUDGET
                                     ------

          Attain 1999 MMIHC budget as approved in the 1999 Business Plan.



                                    Performance            Award
                   Goal                Level               Level
                   ----             -----------            -----
                  $11,851M            95-105%               100%

             (Performance outside of this range results in no award)


                               BUDGET TARGET AWARD
                               -------------------
                             Tier I         3.5% of salary
                                  II        3.0  of salary
                                  III       2.5  of salary



1999 Actual       12,279,000           104.2%               100%

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